SCHEDULE B
TO THE JPMORGAN TRUST I DECLARATION OF TRUST
SERIES AND CLASSES
As of August 21, 2008

SERIES	CLASS
Non-Money Market Funds
JPMorgan Asia Equity Fund	A, Select, Institutional
JPMorgan Bond Fund	A, B, C, Select, Institutional, Ultra
JPMorgan California Tax Free Bond Fund	A, C, Select Institutional
JPMorgan Capital Growth Fund	A, B, C, Select, R2
JPMorgan China Region Fund	A, C, Select, R5
JPMorgan Disciplined Equity Fund	A, Select, Institutional, Ultra
JPMorgan Diversified Fund	A, B, C, Select, Institutional
JPMorgan Dynamic Growth Fund	A, C, Select, R5
JPMorgan Dynamic Small Cap Core Fund	A, C, Select, R5
JPMorgan Dynamic Small Cap Growth Fund (name change from JPMorgan Dynamic Small Cap Fund effective 6/29/07)	A, B, C, Select
JPMorgan Emerging Economies Fund	A, C, Select, R5
JPMorgan Emerging Markets Debt Fund	A, C, Select, R5
JPMorgan Emerging Markets Equity Fund	A, B, C, Select, Institutional
JPMorgan Enhanced Income Fund	Institutional
JPMorgan Global Focus Fund	A, C, Select, R5
JPMorgan Growth and Income Fund	A, B, C, Select
Highbridge Statistical Market Neutral Fund	A, C, Select
JPMorgan Income Builder Fund	A, C, Select
JPMorgan India Fund	A, C, Select, R5
JPMorgan Intermediate Tax Free Bond Fund	A, B, C, Select, Institutional
JPMorgan International Currency Income Fund	A, C, Select, R5
JPMorgan International Equity Fund	A, B, C, Select, R2, R5

SERIES	CLASS
JPMorgan International Markets Fund	A, C, Select, R5
JPMorgan International Opportunities Fund	A, B, C, Select, Institutional
JPMorgan International Opportunities Plus Fund	A, C, Select
JPMorgan International Realty Fund	A, C, Select, R5
JPMorgan International Small Cap Equity Fund	A, B, Select, Institutional
JPMorgan International Value Fund	A, B, C, Select, Institutional, R2
JPMorgan International Value SMA Fund	(No Class Designation)
JPMorgan Intrepid America Fund	A, C, Select, R2, R5
JPMorgan Intrepid International Fund (name change from JPMorgan Tax Aware International Opportunities Fund effective 12/15/05)	A, C, Select, Institutional, R2
JPMorgan Intrepid Multi Cap Fund (name change from JPMorgan Intrepid Contrarian Fund effective 4/10/06)	A, C, Select
JPMorgan Intrepid European Fund	A, B, C, Select, Institutional
JPMorgan Intrepid Growth Fund	A, C, Select, R2, R5
JPMorgan Intrepid Plus Fund (name change from JPMorgan Intrepid Long/Short Fund effective 11/1/07)	A, C, Select
JPMorgan Intrepid Value Fund	A, C, Select, R2, R5
JPMorgan Intrinsic Value Fund	A, C, Select, R5
JPMorgan Intrepid Japan Fund (name change from JPMorgan Japan Fund effective 3/31/08)	A, B, C, Select
JPMorgan Latin America Fund	A, C, Select, R5
JPMorgan Market Neutral Fund	A, B, Institutional
JPMorgan Micro Cap Fund	A, C, Select
JPMorgan Mid Cap Equity Fund	A, Select
JPMorgan New York Tax Free Bond Fund	A, B, C, Select, Institutional
JPMorgan Real Return Fund	A, C, Select, Institutional
JPMorgan Russia Fund	A, C, Select, R5
JPMorgan Short Term Bond Fund	A, Select, Institutional
JPMorgan Small Cap Core Fund	Select

SERIES	CLASS
JPMorgan Small Cap Equity Fund	A, B, C, Select, R2, R5
JPMorgan SmartRetirement Income Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2010 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2015 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2020 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2025 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2030 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2035 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2040 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2045 Fund	A, C, Select, Institutional, R2
JPMorgan SmartRetirement 2050 Fund	A, C, Select, Institutional, R2
JPMorgan Strategic Income Fund (name change from JPMorgan Global Strategic Income Fund effective 6/16/06)	A, B, C, Select, Institutional
JPMorgan Strategic Income Opportunities Fund	A, C, Select, R5
JPMorgan Strategic Preservation Fund	A, C, Select, R5
JPMorgan Strategic Small Cap Value Fund	A, C, Select, R5
JPMorgan Tax Aware Core Equity Fund (to be removed upon liquidation which is expected 9/8/08)	Select
JPMorgan Tax Aware Disciplined Equity Fund	Institutional
JPMorgan Tax Aware Diversified Equity Fund	Select
JPMorgan Tax Aware Enhanced Income Fund	A, Select, Institutional
JPMorgan Tax Aware High Income Fund	A, C, Select
JPMorgan Tax Aware Large Cap Growth Fund	Select
JPMorgan Equity Income II Fund (name change from JPMorgan Tax Aware Large Cap Value Fund effective 9/15/06)	Select
JPMorgan Tax Aware Real Return Fund	A, C, Select, Institutional
JPMorgan Tax Aware Real Return SMA Fund	(No Class Designation)

SERIES	CLASS
JPMorgan Tax Aware Short-Intermediate Income Fund	Select, Institutional
JPMorgan Tax Aware U.S. Equity Fund	A, B, C, Select, Institutional
JPMorgan Total Return Fund	A, C, Select, R5
JPMorgan U.S. Equity Fund	A, B, C, Select, Institutional, R2, R5
JPMorgan U.S. Large Cap Core Plus Fund	A, C, Select, R2, R5
JPMorgan U.S. Large Cap Value Plus Fund	A, C, Select, R5
JPMorgan U.S. Small Company Fund	A, C, Select, Institutional
JPMorgan Value Advantage Fund	A, C, Select, Institutional
JPMorgan Value Discovery Fund	A, C, Select, R5

Money Market Funds
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve
JPMorgan California Municipal Money Market Fund	Morgan, E*TRADE
JPMorgan Federal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve
JPMorgan New York Municipal Money Market Fund	Morgan, Reserve, E*TRADE
JPMorgan Prime Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, B, C, Cash Management
JPMorgan Tax Free Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve